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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                      Date of Report:  September 21, 1994
              Date of Earliest Event Reported:  September 13, 1994



                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             0-5550                                 84-0588868
     (Commission File Number)          (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500





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ITEM 5.  OTHER EVENTS.

                 Pursuant to a registration statement on Form S-3 (File No. 33-60982) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on July 26, 1993, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and certain other securities of the Company, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

                 On September 14, 1994, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Lehman Brothers, Inc. and Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters") providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $300,000,000 principal amount of the Registrant's 8.65% Senior Notes Due September 15, 2004 (the "Notes") which are a series of senior Debt Securities. The net proceeds to the Registrant from the sale of the Notes will be $298,050,000 (plus accrued interest of $432,500 from September 15, 1994), before deducting expenses of the Registrant. The Underwriting Agreement is filed as Exhibit 1.1





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hereto.  The Registrant has estimated that expenses of $50,000 will be payable by it in connection with the sale of the Notes.

                 The Notes will be issued pursuant to an indenture, dated as of July 26, 1993, in the form filed as Exhibit 4.9 to the Company's Current Report on Form 8-K, dated July 26, 1993 (the "Original Senior Indenture"), as amended and supplemented by a First Supplemental Indenture, dated as of September 13, 1994 (the "Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), between the Company and Shawmut Bank Connecticut, National Association, as Trustee. (The Supplemental Indenture is filed as Exhibit 4.1 hereto.) The description of certain provisions of the Indenture and the Notes and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated September 14, 1994 (the "Prospectus"), and (ii) to the sections entitled "Description of Notes" and "Underwriting" in the Prospectus Supplement thereto, dated September 14, 1994 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The form of Note is filed as Exhibit 4.2 hereto.

                 Pursuant to Item 601(a) a Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated May 24, 1993, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On September 21, 1994, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the Notes. A





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copy of the opinion is filed as Exhibit 5.1 hereto and includes the consent of
Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

                 The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Supplemental Indenture, the form of Note, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the Supplemental Indenture, the form of Note, the opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits
         --------

         1.1 Underwriting Agreement, dated September 14, 1994, between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.

         4.1 First Supplemental Indenture, dated as of September 13, 1994, between Shawmut Bank Connecticut, National Association and the Registrant.

         4.2               Form of 8.65% Senior Note due September 15, 2004.



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         5.1               Opinion, dated September 21, 1994, of Baker & Botts,
                           L.L.P., counsel to the Registrant, as to legality of the 8.65% Senior Notes due September 15, 2004.

         24.1              Consent of Baker & Botts, L.L.P. (included in
                           Exhibit 5.1).





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 1994
                                  TCI COMMUNICATIONS, INC.
                                  (Registrant)



                                  By:  /s/ Stephen M. Brett
                                       ----------------------------------
                                       Name:  Stephen M. Brett
                                       Title: Senior Vice President





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                                 EXHIBIT INDEX



         Exhibits
         --------

         1.1 Underwriting Agreement, dated September 14, 1994, between the Representatives on behalf of the several Underwriters named in Exhibit B thereto and the Registrant.

         4.1 First Supplemental Indenture, dated as of September 13, 1994, between Shawmut Bank Connecticut, National Association and the Registrant.

         4.2              Form of 8.65% Senior Note due September 15, 2004.

         5.1 Opinion, dated September 21, 1994, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the 8.65% Senior Notes due September 15, 2004.

         24.1             Consent of Baker & Botts, L.L.P. (included in Exhibit
                          5.1).





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